UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2023

Fusion Acquisition Corp. II
(Exact name of registrant as specified in its charter)

Delaware	001-40120	86-1352058
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue, 5th Floor

New York, New York 10065

(Address of principal executive offices, including zip code)

(212) 763-0169

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	FSNB.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	FSNB	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FSNB WS	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 29, 2023, Fusion Sponsor II LLC (the “Sponsor”), the sponsor of Fusion Acquisition Corp. II (the “Company” or “Fusion”), and the Company, entered into an subscription agreement (the “Subscription Agreement”) with Polar Multi-Strategy Master Fund (“Polar”), an unaffiliated third party of the Company, pursuant to which Polar agrees to make certain capital contributions (the “Investor Capital Contribution”) from time to time, at the request of the Sponsor, subject to the terms and conditions of the Subscription Agreement, to the Sponsor to meet the Sponsor’s commitment to fund the Company’s working capital needs. In exchange for the commitment of Polar to provide the Investor Capital Contribution, (i) the Company will issue shares of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), to Polar at the closing of its initial business combination, as further described below; and (ii) upon repayment of working capital loans by the Company, the Sponsor will return the Investor Capital Contribution at the closing of an initial business combination, as further described below.

Investor Capital Contribution

The maximum aggregate Investor Capital Contribution is $1,000,000, with an initial Investor Capital Contribution of $800,000 available for drawdown within five (5) business days of the Subscription Agreement. At the request of the Sponsor, the Investor Capital Contribution may be increased by an amount up to $200,000.

Share Issuance

In exchange for the forgoing commitment of Polar to make capital contributions to the Sponsor, the Company agrees to, or cause the surviving entity following the closing of the Company’s initial business combination to, issue one share of Class A Common Stock for each dollar of the Investor Capital Contribution funded by Polar at the time of the closing of the Company’s initial business combination (the “Subscription Shares”). The Company or the surviving entity of the business combination shall promptly file a registration statement to register the Subscription Shares after the closing of an initial business combination, but no later than 45 calendar days after the closing of business combination, and cause the registration statement to be declared effective by 90 calendar days after the closing of an initial business combination (or 120 days after the closing of an initial business combination if the U.S. Securities and Exchange Commission (the “SEC”)) provides notice that it will review such registration statement).

Return of Capital

Upon repayment of working capital loans from the Company to the Sponsor, the Sponsor shall pay to Polar an amount equal to the Investor Capital Contribution actually funded and received by the Sponsor within five (5) business days upon receipt of proceeds from the Company to the Sponsor. The Sponsor shall not sell, transfer, or otherwise dispose of any securities owned by the Sponsor until the full amount of the Investor Capital Investment has been paid to Polar. The SPAC and Sponsor shall be jointly and severally obligated for such repayment. If the Company consummates an initial business combination, Polar may elect at closing of an initial business combination to receive such repayments of the Investor Capital Investment either in cash or in the form of shares of Class A Common Stock at a rate of one share of Class A Common Stock for each $10 of the Investor Capital Investment as of the closing of an initial business combination.

The foregoing summary of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the Subscription Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The issuance of shares of Class A Common Stock pursuant to the Subscription Agreement will be made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure.

On August 30, 2023, Fusion and Hyperloop Transportation Technologies Inc. (“Hyperloop”), a transportation and technology company focused on realizing the hyperloop, a system that moves people and goods safely, efficiently, and sustainably by bringing airplane speeds to the ground, issued a press release to announce that they had entered into a non-binding letter of intent for a potential business combination. There can be no assurance that a definitive agreement will be entered into or that the proposed transaction will be consummated. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Important Information and Where to Find It

If a legally binding definitive agreement with respect to the proposed business combination is executed, Fusion intends to file with the SEC a registration statement, which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to Fusion’s stockholders as of a record date to be established for voting on the proposed business combination. In addition, as previously disclosed, the Company has filed a definitive proxy statement (the “Extension Proxy”) to be used at the forthcoming special meeting of its stockholders (the “Extension Meeting”) to approve, among other things, amendments to the Company’s second amended and restated certificate of incorporation to extend the time it has to complete an initial business combination and to eliminate the limitation that the Company will not complete an initial business combination if doing so would cause it to have net tangible assets of less than $5,000,001.

Stockholders are able to obtain copies of the Extension Proxy and, when available, the Proxy Statement/Prospectus, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Fusion Acquisition Corp. II, 667 Madison Avenue, 5th Floor, New York, New York 10065.

This communication may be deemed to be offering or solicitation material in respect of the proposed business combination and in respect of the Extension, which will be submitted to the stockholders of Fusion for their consideration. Fusion urges investors, stockholders and other interested persons to carefully read the Extension Proxy and, when available, the preliminary and definitive Proxy Statement/Prospectus as well as other documents filed with the SEC (including any amendments or supplements to the Extension Proxy and/or the Proxy Statement/Prospectus, as applicable), in each case, before making any investment or voting decision with respect to the Extension and/or the proposed business combination, because these documents will contain important information about Fusion, Hyperloop, the proposed business combination and the Extension.

Participants in the Solicitation

Fusion and Hyperloop and each of their directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed business combination described herein under the rules of the SEC. Information about the directors and executive officers of Fusion and a description of their interests in Fusion and the proposed business combination and will be set forth in the Proxy Statement/Prospectus, when it is filed with the SEC. Information about Hyperloop’s directors and executive officers and a description of their interests in Hyperloop and the proposed business combination will be set forth in the Proxy Statement/Prospectus, when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

In addition, Fusion and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the Extension under the rules of the SEC. Information about the directors and executive officers of the Company and a description of their interests in the Company are set forth in the Extension Proxy. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination or the Extension. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Fusion’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the risk that approval of Fusion’s stockholders for the Extension is not obtained; the ability of Fusion to enter into a definitive agreement with respect to a business combination with Hyperloop within the time provided in Fusion’s amended and restated certificate of incorporation; Fusion’s ability to obtain an extension of the business combination deadline provided for in Fusion’s second amended and restated certificate of incorporation; Fusion’s ability to obtain the financing necessary to consummate the potential transaction; the performance of Hyperloop’s business; the risk that Fusion’s stockholder approval is not obtained; failure to realize the anticipated benefits of the proposed business combination, including as a result of a delay in consummating the proposed business combination; the amount of redemption requests made by Fusion’s stockholders and the amount of funds remaining in Fusion’s trust account after satisfaction of such requests; Fusion’s and Hyperloop’s ability to satisfy the conditions to closing the proposed business combination; and those factors discussed in Fusion’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 31, 2022, under the heading “Risk Factors,” and other documents of Fusion filed, or to be filed, with the SEC. Fusion does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Subscription Agreement, dated August 29, 2023, by and among Fusion Acquisition Corp. II, Fusion Sponsor II LLC and Polar Multi-Strategy Master Fund.
99.1	Press Release, dated August 30, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUSION ACQUISITION CORP. II

	By:	/s/ John James
	Name:	John James
	Title:	Chief Executive Officer and Director

Date: August 30, 2023

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